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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) September 15, 1997

                             K & F INDUSTRIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         DELAWARE                     33-29035                   34-1614845
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
of Incorporation)                                            Identification No.)

                                600 THIRD AVENUE
                            NEW YORK, NEW YORK 10016

                       (Address of principal executive
                           offices including Zip Code)

                                 (212) 297-0900
                         (Registrant's telephone number,
                              including area code)

                                      N.A.
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS


                  K & F Industries, Inc. (the "Company") is filing this Current Report on Form 8-K for the purpose of filing with the Commission as an exhibit hereto the Company's press release dated September 15, 1997, relating to the commencement by the Company of a tender offer in respect of its 10-3/8% Senior Subordinated Notes due 2004.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
                  (c)  Exhibits

                         99.  Press release dated September 15, 1997
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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             K & F INDUSTRIES, INC.
                                             (Registrant)

Dated: September 18, 1997                    By: /s/ Dirkson R. Charles
                                                 ----------------------------
                                                     Dirkson R. Charles
                                                     Chief Financial Officer
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                                 EXHIBIT INDEX

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Exhibit No.            Description                                        Page
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
        99             Press Release dated September 15, 1997               5
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